UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2025

CHILEAN COBALT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-268335	82-3590294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1199 Lancaster Ave, Suite 107

Berwyn, Pennsylvania 19312

(Address of principal executive offices)

(484) 580-8697

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 13, 2025, Chilean Cobalt Corp. (the “Company”) issued a press release announcing it has entered into an offtake arrangement, pursuant to a Deed of Undertaking, with a wholly-owned subsidiary of Glencore plc (LSE: GLEN) (together, with its subsidiaries, “Glencore”). The Company will provide Glencore with an irrevocable and exclusive right to purchase up to 100% of cobalt and/or copper containing products at and/or derived from the Company’s La Cobaltera and El Cofre projects in northern Chile, as well as any other materials, metals and/or byproducts produced and/or derived from the La Cobaltera and El Cofre projects (the “Materials”), for the life of mine. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 11, 2025, the Company entered into a Deed of Undertaking (the “Deed of Undertaking”) with Glencore. Pursuant to the terms of the Deed of Undertaking, the Company agreed to provide Glencore with an irrevocable and exclusive right of first and last refusal to purchase up to 100% of the Materials, as well as any other materials, metals and/or byproducts produced and/or derived from the Company’s La Cobaltera and El Cofre project areas in Chile, for the life of mine. In the future, if and when Glencore agrees to purchase Materials under this arrangement, the terms of any purchases will be as set forth in an offtake contract to be entered into between the parties. The Company expects that the price for the Materials will be mutually agreed upon by both parties no later than three months prior to commencement of deliveries, and will be based on a premium or discount to a prevailing benchmark price index, such as the Fastmarkets cobalt price index.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Chilean Cobalt Corp. on November 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILEAN COBALT CORP

Dated: November 13, 2025	By:	/s/ Duncan T. Blount
	Name:	Duncan T. Blount
	Title:	Chief Executive Officer

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